Exhibit 10

CONSENT AGREEMENT

This CONSENT AGREEMENT, dated as of June 5, 2015 (this “Agreement”), is made by and among LYONDELLBASELL INDUSTRIES N.V., a naamloze vennootschap (a public limited liability company) formed under the laws of The Netherlands (the “Company”), LYB AMERICAS FINANCE COMPANY, a Delaware corporation (together with the Company, the “Borrowers”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

RECITALS:

WHEREAS, the Borrowers, the Administrative Agent and the lenders party thereto (collectively, the “Lenders” and individually, a “Lender”) have entered into that certain Amended and Restated Credit Agreement dated as of June 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers a revolving credit facility with a letter of credit and a swing line loan sub-facility. Capitalized terms used in this Agreement not otherwise defined herein shall have the definitions set forth in the Credit Agreement;

WHEREAS, pursuant to Section 2.09 of the Credit Agreement, the Company has requested that the Termination Date be extended to June 5, 2020, one year after the currently applicable Termination Date (the “Termination Date Extension”);

WHEREAS, the Administrative Agent and each Lender party hereto have agreed, subject to the terms and conditions set forth herein, to consent to the Termination Date Extension;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Consent. Pursuant to Section 2.09 of the Credit Agreement and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Administrative Agent and the Lenders signatory hereto hereby consent to the Termination Date Extension and agree that the definition of “Termination Date” in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “June 5, 2019” and insert a reference to “June 5, 2020” in lieu thereof. The Borrowers hereby agree that this Agreement constitutes one of the two permitted requests for a Termination Date extension under Section 2.09 of the Credit Agreement.

2. Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the Termination Date Extension provided in Section 1 hereof are subject to the following conditions precedent:

(a) the Administrative Agent shall have received (i) counterparts of this Agreement, duly executed by each Borrower, the Administrative Agent and the Lenders and (ii) a certificate of the Company dated as of the date hereof and signed by a Responsible Officer of the Company (A) certifying and attaching resolutions adopted by the Company approving or consenting to the Termination Date Extension and (B) certifying that the conditions set forth in Sections 3.02(a) and (b) of the Credit Agreement have been satisfied (with all references in such subsections to a Credit Extension being deemed to be references to the Termination Date Extension); and

(b) all fees and expenses payable to the Administrative Agent and the Lenders shall have been paid in full by the Company.

Conformed Copy

3. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) each of the representations and warranties made by such Borrower in Article IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except if any representation and warranty is qualified by materiality, in which case it is true and correct in all respects) on and as of the date hereof after giving effect to this Agreement, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except if any representation and warranty that is qualified by materiality, in which case it is true and correct in all respects) as of such earlier date;

(b) this Agreement has been duly authorized, executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(c) no Default or Event of Default has occurred and is continuing and, after giving effect to this Agreement, no Default or Event of Default will occur.

4. Entire Agreement. This Agreement, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.10 of the Credit Agreement. This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

5. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, each Borrower hereby acknowledges and agrees that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic format (including .pdf) shall be effective as delivery of a manually executed original counterpart of this Agreement.

7. Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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8. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each Lender and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 9.09 of the Credit Agreement.

10. Expenses. Without limiting the provisions of Section 9.12 of the Credit Agreement, the Company agrees to pay all reasonable out of pocket costs and expenses (including without limitation reasonable legal fees and expenses) incurred before or after the date hereof by the Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Agreement.

11. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, the Company and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

LYONDELLBASELL INDUSTRIES N.V.

By:	/s/ Jeffrey A. Kaplan
Name:	Jeffrey A. Kaplan
Title:	Member of the Management Board

LYB AMERICAS FINANCE COMPANY

By:	/s/ Lawrence Somma
Name:	Lawrence Somma
Title:	Responsible Officer

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Sheri Starbuck
Name:	Sheri Starbuck
Title:	Vice President

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Christopher DiBiase
Name:	Christopher DiBiase
Title:	Director

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender and as L/C Issuer

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

CITIBANK, N.A., as a Lender

By:	/s/ David Jaffe
Name:	David Jaffe
Title:	Vice President

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David A. Mandell
Name:	David A. Mandell
Title:	Managing Director

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Peter S. Predun
Name:	Pater S. Predun
Title:	Executive Director

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David L. Ericson
Name:	David L. Ericson
Title:	Director

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

BARCLAYS BANK PLC, as a Lender

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	General Manager

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ M. Colin Warman
Name:	M. Colin Warman
Title:	Director

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Mark Campbell
Name:	Mark Campbell
Title:	Authorized Signatory

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

REGIONS BANK, as a Lender

By:	/s/ Darius Sutrinaitis
Name:	Darius Sutrinaitis
Title:	Vice President

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ William M. Feathers
Name:	William M. Feathers
Title:	Vice President

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

ING BANK N.V., as a Lender

By:	/s/ RWJ Rijpstra
Name:	RWJ Rijpstra
Title:	Director

By:	/s/ K. Weekuizen
Name:	K. Weekuizen
Title:	Managing Director

LyondellBasell Industries N.V.

Consent Agreement

Signature Page

UNICREDIT LUXEMBOURG S.A., as a Lender

By:	/s/ Brigitte Reichert
Name:	Brigitte Reichert
Title:

By:	/s/ Anna Bonert
Name:	Anna Bonert
Title:

LyondellBasell Industries N.V.

Consent Agreement

Signature Page